Filed Pursuant to Rule 497(e)
1933 Act File No. 033-52154
1940 Act No. 811-07168

Hennessy BP Energy Fund

Investor Class HNRGX | Institutional Class HNRIX

December 12, 2019

Supplement to the Statutory Prospectus dated February 28, 2019

Effective as of December 12, 2019, Tim Dumois is no longer a Portfolio Manager of the Hennessy BP Energy Fund.

As a result, the “Portfolio Managers” section for the Hennessy BP Energy Fund is replaced in its entirety as follows:

Portfolio Managers

Toby Loftin and Benton Cook, CFA, are primarily responsible for the day-to-day management of the portfolio of the Fund and for developing and executing the Fund’s investment program. Mr. Loftin has served as a Portfolio Manager of the Fund since its inception. Mr. Cook has served as a Portfolio Manager of the Fund since September 2019.

In addition, in the section “Portfolio Managers Employed by Sub‑Advisors” under the heading “Management of the Funds,” the paragraph titled “Tim Dumois” is deleted in its entirety.

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Please Read Carefully and Keep for Future Reference